                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 29, 2006

                              --------------------

                               CEPTOR CORPORATION
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                   333-105793                  11-2897392
(State or Other Jurisdiction      (Commission                (IRS Employer
   of Incorporation)              File Number)             Identification No.)

    200 International Circle, Suite 5100, Hunt Valley, Maryland          21030
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        (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (410) 527-9998
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On June 29,  2006,  we entered into an  assignment  agreement  (the  "Assignment
Agreement")   by  and   between   The   Longview   Fund,   LP,   Alpha   Capital
Aktiengesellschaft,  Ellis  International Ltd. and Momona Capital Corp. (each an
"Assignee") which provides for, among other things, the assignment of the unpaid and unconverted  amounts  outstanding  under each of our 8% secured  convertible debentures,  each in the  principal  amount of  $1,000,000,  issued  to  Cornell
Capital Partners, LP ("Cornell) on December 9, 2005 ("December 9 Debenture") and
December 28, 2005  ("December  28  Debenture"  and together  with the December 9
Debenture,  the  "Debentures"),  to the  Assignees in the amounts  listed in the
Schedule to the  Assignment  Agreement.  The  principal  amount of $700,000  and
$1,000,000  remain unpaid and unconverted under the December 9 Debenture and the
December 28 Debenture,  respectively.  The aggregate  purchase price paid by the
Assignees  is  $1,914,181,  of  which  $1,700,000  is being  paid as  principal,
$136,000  represents  the  redemption  premium  and $78,181  represents  accrued interest.

The Assignment  Agreement  requires that we file a  post-effective  amendment to
Registration  Statement No.  333-130746 in order to add the Assignees as selling shareholders of shares issuable upon the conversion of the Debentures.

We described the material  terms and conditions of the Debentures in our Current
Report on Form 8-K,  dated  December  9, 2005 and filed with the SEC on December
15, 2005, as amended by our Current Report on Form 8-K/A, dated December 9, 2005 and filed with the SEC on January 6, 2006.  We have  reissued the  Debentures to each of the  Assignees in proportion to their  assignment  from Cornell.  All of such terms and conditions  remain  unchanged in the  Debentures  except that the
Assignment  Agreement  provides  that we no longer  have the right to redeem the
Debentures, in whole or in part.

We have  granted a security  interest  in all of our assets to Cornell to secure
our  obligations   under  the  Debentures,   which  security  interest  will  be
transferred to the Assignees pursuant to the Assignment Agreement.

The description of the Debentures and the Assignment  Agreement are qualified in their  entirety  by the full text of those  documents  that  have been  filed as
Exhibits to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION  UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The  information  reported in Item 1.01 is  incorporated  by reference into this
Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Assignment Agreement,  on June 29, 2006, we issued to Cornell in consideration  of its  agreement to assign the  Debentures to the  Assignees,  a three-year  warrant  to  purchase  5,000,000  shares of our  common  stock at an exercise price of $0.25 per share,  subject to an exercise  price  adjustment in the event we issue or sell any shares of common stock,  any option or warrant to purchase common stock, or other securities convertible into shares of our common stock, at an exercise or conversion price less than $0.25 per share, and further subject to  certain  limitations  (which  can be waived by Cornell  upon 65 days notice) on exercise where the resulting  number of shares issuable upon exercise on a cumulative basis would exceed 4.99% of the total number of shares of common stock outstanding.  The Warrant also provides for cashless exercise at Cornell's option if there is not an effective  registration  statement covering the shares issuable upon exercise of the Warrant at the time of exercise.

The  description of the Warrant is qualified in its entirety by the full text of the Warrant  which has been filed as an Exhibit to this  Current  Report on Form
8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

Exhibit No.     Description
-----------     -----------

4.1             Secured   Convertible   Debenture   dated   December   9,   2005
                (incorporated  herein by reference to Exhibit 4.1 to our Current
                Report on Form 8-K, dated December 9, 2005)

4.2             Secured   Convertible   Debenture   dated   December   28,  2005
                (incorporated  herein by reference to Exhibit 4.1 to our Current
                Report on Form 8-K/A, dated December 9, 2005)

4.3             Assignment Agreement, dated June 29, 2006

4.4             Secured Convertible Debenture with Longview Fund, LP, dated June
                29, 2006

4.5             Secured Convertible Debenture with Longview Fund, LP, dated June
                29, 2006

4.6             Secured    Convertible    Debenture    with    Alpha    Capital,
                Aktiengesellschaft, dated June 29, 2006

4.7             Secured  Convertible  Debenture with Ellis  International  Ltd., dated June 29, 2006

4.8             Secured  Convertible  Debenture with Momona Capital,  dated June
                29, 2006

4.9             Warrant, dated June 29, 2006

                                       2

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CEPTOR CORPORATION

Date: July 6, 2006
                                        By: /s/ William H. Pursley
                                            ------------------------------------
                                            William H. Pursley
                                            Chairman and Chief Executive Officer

                                 Exhibit Index
                                 -------------

4.1             Secured   Convertible   Debenture   dated   December   9,   2005
                (incorporated  herein by reference to Exhibit 4.1 to our Current
                Report on Form 8-K, dated December 9, 2005)

4.2             Secured   Convertible   Debenture   dated   December   28,  2005
                (incorporated  herein by reference to Exhibit 4.1 to our Current
                Report on Form 8-K/A, dated December 9, 2005)

4.3             Assignment Agreement, dated June 29, 2006

4.4             Secured Convertible Debenture with Longview Fund, LP, dated June
                29, 2006

4.5             Secured Convertible Debenture with Longview Fund, LP, dated June
                29, 2006

4.6             Secured    Convertible    Debenture    with    Alpha    Capital,
                Aktiengesellschaft, dated June 29, 2006

4.7             Secured  Convertible  Debenture with Ellis  International  Ltd., dated June 29, 2006

4.8             Secured  Convertible  Debenture with Momona Capital,  dated June
                29, 2006

4.9             Warrant, dated June 29, 2006